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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                          July 23, 1998 (July 23, 1998)
                          -----------------------------

                                  PHYCOR, INC.
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             (Exact name of registrant as specified in its charter)

              Tennessee              0-19786               62-13344801
           ---------------       ----------------       ----------------
           (State or Other       (Commission File       (I.R.S. Employer
           Jurisdiction of           Number)            Identification
           Incorporation)                                    Number)

                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37015
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               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
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              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4

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ITEM 5.  OTHER EVENTS.

         On July 23, 1998, PhyCor, Inc., a Tennessee corporation (the "Company"), announced that it expects to record a pre-tax asset impairment charge of approximately $65 million in the third quarter of 1998. This expected nonrecurring charge relates to transitions from the current arrangement in four of the Company's 'group formation' physician operations. Additionally, the Company announced a reduction of approximately 10% in its targeted earnings per share, excluding the charge, for the full year of 1998.

         The press release announcing the expected pre-tax asset impairment charge and the reduction in the Company's targeted full-year 1998 earnings per share is attached hereto as Exhibit 99 and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements of Business Acquired.

                    None required

         (b)   Pro Forma Financial Information.

                    None required

         (c)   Exhibits.

               99 Form of press release issued by the Company announcing the expected pre-tax asset impairment charge and the reduction in the Company's targeted full-year 1998 earnings per share.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHYCOR, INC.

                                        By:/s/  John K. Crawford
                                           -------------------------------------
                                                John K. Crawford
                                                Executive Vice President
                                                and Chief Financial Officer

Date: July 23, 1998


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION OF EXHIBITS
-------        -----------------------
  99     --    Form of press release issued by the Company announcing the expected pre-tax asset impairment charge and the reduction in the
               Company's targeted full-year 1998 earnings per share.


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